UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2010
AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 000-32057
Michigan 38-3543910
(State of Incorporation) (IRS Employer Identification No.)
1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (517) 351-1150
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On July 13, 2010, American Physicians Capital, Inc., The Doctors Company and Red Hawk Acquisition Corp. executed Amendment No. 1 to their Agreement and Plan of Merger, dated as of July 7, 2010, to correct a typographical error in the definition of “Termination Fee”. A copy of the amendment is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

99.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 13, 2010, by and among The Doctors Company, Red Hawk Acquisition Corp. and American Physicians Capital, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2010
AMERICAN PHYSICIANS CAPITAL, INC. (Registrant)
	By:	/s/ R. Kevin Clinton
R. Kevin Clinton
President and Chief Executive Officer